UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2022

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
0.800% Senior Notes due 2022	K 22A	New York Stock Exchange
1.000% Senior Notes due 2024	K 24	New York Stock Exchange
1.250% Senior Notes due 2025	K 25	New York Stock Exchange
0.500% Senior Notes due 2029	K 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2022, the Board of Directors (the "Board") of Kellogg Company (the “Company”) made compensation determinations with respect to the Company’s named executive officers, and the Compensation and Talent Management Committee of the Board adopted the 2022-2024 Performance Stock Unit Plan, each as set forth below.

2022-2024 Performance Stock Unit Plan. The Compensation and Talent Management Committee of the Board approved the 2022-2024 Performance Stock Unit Plan (“2022-2024 PSU”) under which certain employees would be eligible to receive a portion of their long-term incentives in the form of performance shares based on the achievement of organic net sales growth and aggregate operating cash flow. Awards are paid in shares at the end of the performance period, except for amounts withheld by the Company for statutory withholding requirements. In addition, the independent members of the Board granted 2022-2024 PSU target awards of 96,490 shares for Steve Cahillane; 28,720 shares for Amit Banati; 28,380 shares for Chris Hood; and 21,570 shares for Gary Pilnick. Participants in the 2022-2024 PSU have the opportunity to earn between 0% and 200% of their PSU target. Dividend equivalents accrue and vest in accordance with the underlying PSU award. A copy of the 2022-2024 PSU is attached as Exhibit 10.1 and is incorporated in its entirety into this Item.

RSU Grants. The independent members of the Board approved the following grants of restricted stock units (“RSUs”) to named executive officers of the Company: 32,170 RSUs for Steve Cahillane; 9,580 RSUs for Mr. Banati; 9,460 RSUs for Mr. Hood; and 7,190 RSUs for Mr. Pilnick. Awards are paid in shares when vesting requirements are met, except for amounts withheld by the Company for statutory withholding requirements. Dividend equivalents accrue and vest in accordance with the underlying RSU award. Under the terms of the grants, the RSUs vest on the third anniversary of the grant date. A copy of the form of RSU terms and conditions for the grants is attached as Exhibit 10.2 and is incorporated in its entirety into this Item.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 2022-2024 Performance Stock Unit Plan
Exhibit 10.2 Form of Restricted Stock Unit Terms and Conditions
Exhibit 104 Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: February 23, 2022	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman